========================================




                          SUBSIDIARY SECURITY AGREEMENT


                                      among


                        DISCOVERY ZONE (CANADA) LIMITED,

                       DISCOVERY ZONE (PUERTO RICO), INC.,

                                       and

                         DISCOVERY ZONE LICENSING, INC.


                                       and


                        FIRSTAR BANK OF MINNESOTA, N.A.,
                               as Collateral Agent




                            Dated as of July 17, 1998






                    ========================================

                          SUBSIDIARY SECURITY AGREEMENT



                   THIS SUBSIDIARY SECURITY AGREEMENT, dated as of July 17, 1998 (the "Subsidiary Security Agreement"), is entered into by and among DISCOVERY ZONE (CANADA) LIMITED, an entity formed under the laws of Canada ("DZL"), DISCOVERY ZONE (PUERTO RICO), INC., a corporation formed under the laws of Puerto Rico ("DZPR"), DISCOVERY ZONE LICENSING, INC., a Nevada corporation ("DZ Licensing", together with DZL, DZPR and other subsidiaries of the Company that may become Subsidiary Guarantors after the date hereof and their permitted respective successors and assigns, the "Subsidiary Guarantors"), and FIRSTAR BANK OF MINNESOTA, N.A., as the Trustee and Collateral Agent under the Indenture (as defined below) and secured party hereunder for its benefit and the ratable benefit of the holders of the Notes (as defined below) (together with its successors and assigns, in such capacity, the "Collateral Agent"). This Subsidiary Security Agreement is being entered into in connection with, pursuant to and as collateral security for the debts, liabilities and Obligations arising under or with respect to the Subsidiary Guarantees (as defined in the Indenture) set forth in Article Eleven of the Indenture.

                              W I T N E S S E T H:

                   WHEREAS, Discovery Zone, Inc., a Delaware corporation (the "Company"), has issued $20,000,000 aggregate principal amount of 13 1/2% Senior Collateralized Notes due 2002 pursuant to the Indenture, dated the date hereof, between the Company, each Subsidiary Guarantor and the Collateral Agent, as amended or supplemented from time to time in accordance with its terms (the "Indenture");

                   WHEREAS, pursuant to the Indenture or a supplement thereto, each Subsidiary Guarantor has guaranteed the payment and performance of all now existing and hereafter arising Obligations (defined below) of the Company and the Subsidiary Guarantors (the "Subsidiary Guarantees"); and

                   WHEREAS, in order to secure the payment and performance in full of the Obligations under the Subsidiary Guarantees, the parties hereto desire to set forth their mutual understanding and certain agreements regarding the terms and conditions of the supplement to the Indenture made by each Subsidiary Guarantor to the Trustee for the ratable benefit of the Holders.

                   NOW, THEREFORE, in consideration of the premises and the covenants set forth herein and in the Indenture, the parties hereto agree as follows.


                                    ARTICLE I

                                   DEFINITIONS

                   1.1 Defined Terms. As used herein, capitalized terms defined in the Indenture and not otherwise defined herein are used herein as so defined. All terms defined in the UCC

(defined below) and not otherwise defined herein or in the Indenture shall have the meanings assigned to them in the UCC.

                   "Accounts" shall mean all present and future rights of each Subsidiary Guarantor to payment for goods sold or leased or for services rendered, whether or not evidenced by instruments or chattel paper, and whether or not earned by performance, including, without limitation, accounts receivable.

                   "Affiliate" of any specified Person shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such specified Person, whether through the ownership of voting securities, by agreement or otherwise; provided, however, that beneficial ownership of 10% or more of the aggregate voting power of the voting securities of a Person shall be deemed to be control. Notwithstanding the foregoing definitions, none of Jefferies & Company, Inc. and its Affiliates shall be considered Affiliates of the Company or any of its subsidiaries.

                   "Capital Stock" shall mean, with respect to any Person, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock and any and all warrants, options and rights with respect thereto, including, without limitation, each class of common stock and preferred stock, partnership interests and other indicia of ownership of such Person.

                   "Collateral" shall have the meaning assigned to it in Article II hereof.

                   "Equipment" shall mean all of each Subsidiary Guarantor's now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including, without limitation, data processing hardware and software, motor vehicles, aircraft, dies, tools, jigs, signage, tubes, slides, ball bins, climbing mountains, air and water trampolines, obstacle courses, ramps, devices for crawling, jumping, running, swinging and climbing, and other "soft zone" equipment and toys, games, arcade games and video and other electronic entertainment games, chairs, jungle gyms, kitchen and other food and beverage equipment, identification devices and office equipment, as well as all of such types of property leased by each Subsidiary Guarantor and all of each Subsidiary Guarantor's rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

                   "Inventory" shall mean all of each Subsidiary Guarantor's now owned and hereafter existing or acquired goods, merchandise, inventory and other personal property other than personal property leased in connection with any real property lease, all raw materials, work-in-process, finished goods, returned goods, and materials and supplies of any kind, nature or description which are or might be used or consumed, wherever located, in such Subsidiary Guarantor's business or used in connection with the manufacture, packing, shipping, advertising, maintenance, selling or finishing of such goods, merchandise, inventory and other personal property, and all documents of title or other documents representing them.

                   "Notes" shall mean the 13 1/2% Senior Collateralized Notes due 2002 of the Company, and the 13 1/2% Senior Collateralized Notes, due 2002, Series B, or Private Exchange Notes issued in exchange therefor in accordance with the Indenture in the aggregate principal amount of $20,000,000.

                   "Obligations" shall mean the Company's and each Subsidiary Guarantor's Obligations under the Indenture, the Notes and the Collateral Agreements.

                   "Person" or "person" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                   "Purchase Agreement" shall mean the Purchase Agreement, dated the date hereof, between the Company and Jefferies & Company, Inc., as the initial purchaser, relating to the purchase and sale of the Notes.

                   "Records" shall mean all of the present and future books of account of every kind or nature of each Subsidiary Guarantor, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of each Subsidiary Guarantor with respect to the foregoing maintained with or by any other person).

                   "Requisite Holders" shall mean the Holder or Holders of at least a majority in principal amount of the outstanding Notes, unless otherwise provided in Article Six of the Indenture.

                   "Secured Parties" shall mean the collective reference to the Collateral Agent and each Holder.

                   "Securities" shall have the meaning assigned to it in Article II hereof.

                   "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York, provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy.

                   "Voting Stock" shall mean, with respect to any Person one or more classes of the Capital Stock of such Person having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers, or trustees of such Person (irrespective of whether or not at the time Capital Stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

                                   ARTICLE II

                           GRANT OF SECURITY INTERESTS

                   2.1 Security Interest. As security for the prompt and complete payment and performance in full of the principal of, premium, if any, and interest on the Notes when and as the same shall be due and payable, whether on an Interest Payment Date, at maturity, by acceleration, purchase, repurchase, redemption or otherwise, and interest on the overdue principal of, premium and interest, if any, to the extent such premium or interest is permitted by law, on the Notes and the performance of all other Obligations, each Subsidiary Guarantor hereby grants to the Collateral Agent, for the benefit of itself and the Holders, a security interest in and continuing lien on, all of their right, title and interest in, to and under the following, in each case, whether now owned or existing or hereafter acquired or arising, and wherever located (all of which is defined as the "Collateral"):

                          (i)  Accounts;

                         (ii)  subject to the final paragraph of this Section
2.1, all present and future contract rights (including, without limitation, all rights under service contracts pursuant to which each Subsidiary Guarantor renders its services to its customers, which rights shall include any and all rights to all retainers which may arise thereunder), general intangibles (including, but not limited to, tax and duty refunds, patents, trade secrets, trademarks, service marks, copyrights, trade names, trade styles, logos, applications and registrations for the foregoing, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licensor or licensee, choses in action and other claims), chattel paper, documents, instruments, letters of credit, bankers' acceptances and guaranties;

                        (iii) all present and future monies, securities, credit balances, deposit accounts and other property of each Subsidiary Guarantor now or hereafter held or received by or in transit to a lender or at any other depository or other institution from or for the account of each Subsidiary Guarantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Accounts and other Collateral, including, without limitation, (a) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (b) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (c) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Accounts or other Collateral, including, without limitation, returned, repossessed and reclaimed goods, and (d) deposits by and property of account debtors of other persons securing the obligations of account debtors;

                         (iv)  Inventory;

                          (v)  Equipment;

                         (vi)  Records; and

                        (vii) all products and proceeds of the foregoing, in any form, including without limitation, insurance proceeds and all claims against third parties for loss or damage to or destruction of any or all of the foregoing.

                   In no event shall the Collateral Agent's security interest in a contract or agreement of each Subsidiary Guarantor be deemed to be a present assignment, transfer conveyance, subletting or other disposition (an "Assignment") of such contract or agreement to the Collateral Agent within the meaning of any provision in such contract or agreement prohibiting, or requiring any consent or establishing any other conditions for, an assignment thereof by each Subsidiary Guarantor. The Collateral Agent acknowledges that any sale, transfer or Assignment of any such contract or agreement upon the enforcement of the Collateral Agent's security interest therein would be subject to the terms of such contract or agreement governing Assignment, except as otherwise provided in Section 9-318 of the UCC. The Collateral Agent's security interest in each contract or agreement of each Subsidiary Guarantor shall attach from the date hereof to all of the following, whether now existing or hereafter arising or acquired: (i) all of each Subsidiary Guarantor's Accounts and general intangibles for money due or to become due arising under such contract or agreement; (ii) all proceeds paid or payable to each Subsidiary Guarantor from any sale, transfer or assignment of such contract or agreement and all rights to receive such proceeds; and (iii) all other rights and interests of each Subsidiary Guarantor in, to and under such contract or agreement to the fullest extent that attachment thereto would not be a violation of such contract or agreement directly or indirectly entitling a party thereto (other than each Subsidiary Guarantor or Affiliate thereof) to a legally enforceable right to terminate such contract or agreement.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                   Each Subsidiary Guarantor hereby represents and warrants to the Collateral Agent, which representations and warranties shall survive execution and delivery of this Security Agreement, as follows:

                   3.1      Validity, Perfection and Priority.

                            Except as permitted under the Indenture, the
security interests in the Collateral granted to the Collateral Agent hereunder will constitute valid and continuing perfected security interests therein, to the extent that such security interests may be perfected by the actions described in Section 10.03 of the Indenture and subsections (i) and (ii) of this
Section 3.1, pursuant to the terms of the New Intercreditor Agreements (with respect to the Liens securing the Eligible Credit Facility) and subject only to the Subordination Agreement (with respect the McDonald's collateral), superior and prior to all Liens and rights or claims of all other Persons, except Permitted Liens and as otherwise provided in the Indenture, upon (i) the filing of UCC financing statements and continuation statements naming any Subsidiary Guarantor as "debtor" and the Collateral Agent as "secured party" or filing or recordation of other similar financing statements or instruments or charges or mortgages with respect to any jurisdiction in which the UCC does not govern secured transactions, and describing the Collateral in the appropriate filing offices, set forth on Schedule 3.1 hereto, and (ii) to the extent not subject to
Article 9 of the UCC in any applicable jurisdiction, the recordation of the security interests granted hereunder in patents, trademarks, service marks and copyrights in the applicable patent, trademark, service mark and copyright registries and the registration of all copyrights.

                   3.2      No Liens; Other Financing Statements.

                            (a) Except for the Lien granted to the Collateral
Agent hereunder, and except for Permitted Liens (including, without limitation, Liens securing the Existing Notes and the Eligible Credit Facility), each Subsidiary Guarantor owns and, as to all Collateral whether now existing or hereafter acquired, will continue to own, each item of the Collateral free and clear of all Liens, rights and claims, and each Subsidiary Guarantor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent on the Collateral entitled to priority therein under applicable law.

                            (b) No financing statement or other evidence of Lien
covering or purporting to cover any of the Collateral is on file and is effective in any public office other than for Permitted Liens which shall include, without limitation, (i) financing statements filed or to be filed in connection with the security interests granted to the Collateral Agent hereunder; (ii) financing statements for which proper, executed termination statements have been delivered to the Collateral Agent for filing; and (iii) financing statements filed in connection with the Existing Notes and the Eligible Credit Facility.

                   3.3 Chief Executive Offices. The chief executive office of each Subsidiary Guarantor is 565 Taxter Road, Elmsford, New York 10523. The originals of the Records are located at such chief executive office of the Company. All Records are maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from the chief executive office or other offices identified on Schedule 3.3 as such.

                   3.4 Location of Inventory. All Inventory is kept only at (or shall be in transit to) the locations listed on Schedule 3.3 hereto. None of such Inventory is in the possession of an issuer of a negotiable document (as defined in Section 7-104 of the UCC) therefor or otherwise in the possession of a bailee or other Person.

                   3.5 Trade Names; Prior Names. The only names under which each Subsidiary Guarantor has conducted business during the last five years are as set forth on Schedule 3.5 hereto.

                   3.6      Receivables.

                            (a) Each Account (other than indebtedness due and
owing from the Company) arises from the actual and bona fide sale and delivery of goods by a Subsidiary Guarantor or rendition of services by a Subsidiary Guarantor in the ordinary course of its business which transactions are completed in all material respects with those terms and provisions contained in any document related thereto, except for prepaid passes to FunCenters (as defined in the Offering Memorandum) and deposits for birthday parties or other similar functions which sale and delivery of goods by a Subsidiary Guarantor or rendition of services by a Subsidiary Guarantor are to be completed in the ordinary course of its business.

                            (b) The representations and warranties contained in
this Section shall be deemed to be repeated by each Subsidiary Guarantor as of the time when each respective Account arises.

                   3.7      Intellectual Property.

                            (a) Schedule 3.5 sets forth (i) all United States,
state and foreign registration of and applications for patents, trademarks, service marks and copyrights of each Subsidiary Guarantor and (ii) all patent licenses, trademark and service mark licenses and copyright licenses material to the business of the Subsidiary Guarantors; and

                            (b) each Subsidiary Guarantor owns, or has valid
rights to use, all patents, trademarks, trade secrets, copyrights, and similar intellectual property rights material to the business of the Subsidiary Guarantors and used in the conduct of any Subsidiary Guarantor's business.

                            (c) each account arising from indebtedness due and
owing from the Company is a bona fide intercompany indebtedness arising from an appropriate business purpose in the ordinary course of a subsidiary's business and in accordance with GAAP.

                   3.8 Equipment. All Equipment is owned free and clear of all Liens, except Permitted Liens (including, without limitation, Liens securing the Existing Notes and the Eligible Credit Facility), is located only at the location set forth on Schedule 3.3 hereto and is in good working condition subject only to wear and tear in the ordinary course, all of which is accounted for at the lower of cost or fair market value in accordance with GAAP on the financial statements of each of the Subsidiary Guarantors.

                   3.9 Basic Representations and Warranties. As of the Issue Date, each Subsidiary Guarantor (a) will be duly organized and validly existing in good standing under the laws of the jurisdiction of its formation or other jurisdiction in which it is qualified to do business; (b) will have the power and authority to execute, deliver and carry out the terms and provisions of this Security Agreement and consummate the transactions contemplated hereby; (c) will have taken all necessary action to authorize the execution, delivery and performance of this Security Agreement and the consummation of the transactions contemplated hereby; and (d) will have duly executed and delivered this Security Agreement. As of the Issue Date, this Security Agreement will constitute each Subsidiary Guarantor's legal, valid and binding obligation, enforceable against each Subsidiary Guarantor in accordance with its terms.


                                   ARTICLE IV

                                    COVENANTS

                   Each Subsidiary Guarantor covenants and agrees with the Collateral Agent that from and after the date of this Security Agreement:

                   4.1 Further Assurances. Each Subsidiary Guarantor will from time to time at its own expense, promptly execute, deliver, file and record all further instruments, endorsements and other documents, and take such further action as the Collateral Agent may deem necessary or desirable in obtaining the full benefits of this Security Agreement and of the rights, remedies and powers herein granted, including, without limitation, the following:

                                   (i)  the filing of any financing statements,
          in form acceptable to the Collateral Agent under the UCC in effect in any jurisdiction with respect to the liens and security interests granted hereby (and each Subsidiary Guarantor hereby (x) authorizes the Collateral Agent to file any such financing statement without its respective signature to the extent permitted by applicable law and (y) agrees that a photocopy or other reproduction of this Security Agreement shall be sufficient as a financing statement and may be filed in lieu of the original to the extent permitted by applicable law); and

                                  (ii) furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may request, all in reasonable detail and in form satisfactory to the Collateral Agent.

                   4.2 Change of Name, Identity, Corporate Structure, Chief Executive Offices, or Location of Inventory and Equipment. No Subsidiary Guarantor will change its name, identity, corporate structure or the location of its chief executive offices (as specified in Section 3.3) or location of its Inventory or Equipment without (i) giving the Collateral Agent at least thirty
(30) days' prior written notice clearly describing such new name, identity, corporate structure or new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, and (ii) taking all action reasonably satisfactory to the Collateral Agent as the Collateral Agent may reasonably request to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected with the same or better priority than exists on the date hereof and in full force and effect. All Accounts and Records of each Subsidiary Guarantor will continue to be maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, such chief executive office or a location identified as a location at which Accounts or Records are maintained, controlled and directed on Schedule 3.3, or such new locations as such Subsidiary Guarantor may establish in accordance with this
Section 4.2.

                   4.3 Maintain Records. Each Subsidiary Guarantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, but not limited to, the originals of all documentation with respect to all Accounts and records of all payments received and all credits granted on the Accounts, and all other dealings therewith.

                   4.4 Right of Inspection. The Collateral Agent shall at all times have full and free access during normal business hours and upon reasonable notice to all the books, correspondence and records of each Subsidiary Guarantor, and the Collateral Agent and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and each Subsidiary Guarantor agrees to render the Collateral Agent at the cost and expense of the Subsidiary Guarantors, such clerical and other assistance as may be reasonably requested with regard thereto.

                   4.5 Payment of Obligations. Each Subsidiary Guarantor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral, as well as all claims of any kind (including, without limitation, claims for labor, materials, supplies and services) against or with respect to the Collateral, except that no such tax, assessment, charge or levy need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings properly instituted and diligently conducted for which adequate reserves, to the extent required under GAAP, have been taken,
(ii) such proceedings do not involve, in the sole opinion of the Collateral Agent, any material danger for the sale, forfeiture or loss of any of the Collateral or any interest therein and (iii) such charge is adequately reserved against on the books of the applicable Subsidiary Guarantor in accordance with GAAP.

                   4.6 Negative Pledge. No Subsidiary Guarantor will create, incur or permit to exist, and each will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Security Interest and Liens created hereby and Permitted Liens (including, without limitation, Liens securing the Existing Notes and the Eligible Credit Facility).

                   4.7 Limitations on Dispositions of Collateral. No Subsidiary Guarantor will sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except as permitted in the Indenture.

                   4.8 Performance by the Collateral Agent of the Obligations of any Subsidiary Guarantor; Reimbursement. If any Subsidiary Guarantor fails to perform or comply with any of its agreements contained herein, the Collateral Agent may, without consent by such Subsidiary Guarantor, but upon written notice to such Subsidiary Guarantor reasonably given, perform or comply or cause performance or compliance therewith, and the expenses of the Collateral Agent incurred in connection with such performance or compliance, together with interest thereon at a rate per annum borne by the Notes, shall be payable by each Subsidiary Guarantor to the Collateral Agent on demand and such reimbursement obligation shall be secured hereby; provided, however, that such interest shall only be so due and payable if such expenses have not been so paid on demand and in any event within ten (10) days of such notice; and, provided further, that such interest shall be tolled in the event any such expenses are contested in good faith as in error and the resolution of any such contest is diligently pursued by the Subsidiary Guarantors.

                   4.9 No Impairment. Except as expressly permitted herein or in the Indenture (including the creation of Permitted Liens), no Subsidiary Guarantor will take or knowingly permit to be taken any action which could impair the Collateral Agent's rights in the Collateral. Each Subsidiary Guarantor shall promptly notify the Collateral Agent of any changes in any fact or circumstance represented or warranted by such Subsidiary Guarantor or that could reasonably be expected to have a material adverse effect with respect to any material portion of the Collateral, of any impairment of the Collateral and of any claim, action or proceeding affecting title to all or any of the Pledged Collateral.

                   4.10 Insurance. Each Subsidiary Guarantor will maintain, with financially sound and reputable insurers acceptable to the Collateral Agent and licensed to do business in each state in which any of the Collateral covered by any policy is located, insurance in compliance with Section 4.05(b) of the Indenture. All policies of insurance shall (i) name the Collateral Agent as additional insured (with respect to liability insurance policies) or loss payee with a lender's loss payable endorsement, in each case as its interests may appear, (ii) include waivers by the insurer of all claims for insurance premiums against the Collateral Agent, (iii) provide that any losses shall be payable to the Collateral Agent notwithstanding (A) any act, failure to act or negligence of or violation of warranties, declarations or conditions contained in such policy by any Subsidiary Guarantor, (B) any foreclosure or other proceedings or notice of sale relating to any Collateral insured thereunder, or (C) any change in the title to or ownership of any Collateral insured thereunder, and (iv) provide that no cancellation, termination or lapse in coverage thereof shall be effective until at least 30 days after receipt by the Collateral Agent of written notice thereof.

                   4.11 Equipment. Each Subsidiary Guarantor shall maintain its Equipment in good and working condition free of all Liens, except Permitted Liens (including, without limitation, Liens securing the Existing Notes and the Eligible Credit Facility), and shall not remove or relocate any

Equipment except as provided herein except that any motor vehicles or aircraft intended to be mobile may be so used to the extent that all necessary and appropriate actions have been taken and filings made to perfect a first priority security interest therein in favor of the Collateral Agent for its benefit and the ratable benefit of the Holders.


                                    ARTICLE V

                                POWER OF ATTORNEY

                   Each Subsidiary Guarantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of each Subsidiary Guarantor and in the name of each Subsidiary Guarantor, from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action, and to execute in any appropriate manner any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement.

                   Each Subsidiary Guarantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                                   ARTICLE VI

                          REMEDIES; RIGHTS UPON DEFAULT

                   6.1 Rights and Remedies Generally.

                            (a) If an Event of Default shall occur and be
continuing, then and in every such case, the Collateral Agent shall have all the rights of a secured party under the UCC, shall have all rights now or hereafter existing under all other applicable laws, and, subject to any mandatory requirements of applicable law then in effect, shall have all the rights set forth in this Security Agreement and all the rights set forth with respect to the Collateral or this Security Agreement in any other agreement between the parties.

                            (b) If an Event of Default occurs and is continuing,
the Collateral Agent may, and within three Business Days after written instructions from the Requisite Holders shall, commence the taking of such actions toward collection or enforcement of this Security Agreement and the Collateral (or any portion thereof), including, without limitation, action toward foreclosure upon any Collateral, as the Collateral Agent deems in its discretion to be appropriate or as otherwise instructed in writing by the Requisite Holders.

                   6.2 Assembly of Collateral. If an Event of Default shall occur and be continuing, immediately upon written notice to each Subsidiary Guarantor, each such Subsidiary Guarantor shall, at its own expense, and to the extent commercially practicable, assemble the Collateral (or from time to time any portion thereof) and make it available to the Collateral Agent at any place or places designated by the Collateral Agent which is reasonably convenient to both parties.

                   6.3 Disposition of Collateral. The Collateral Agent will determine the circumstances and manner in which the Collateral will be disposed of, including, but not limited to, the determination of whether to foreclose on the Collateral following an Event of Default. The Collateral Agent will give each Subsidiary Guarantor reasonable written notice of the time and place of any public sale of the Collateral or any part thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Each Subsidiary Guarantor agrees that the requirements of reasonable notice to it shall be met if such notice is delivered to its address specified in and in accordance with Section 7.3 of this Security Agreement (or such other address that a Subsidiary Guarantor may provide to the Collateral Agent in writing) at least ten (10) days before the time of any public sale or after which any private sale may be made.

                   6.4 Proceeds. If an Event of Default shall occur and be continuing, (i) all proceeds and distributions on the Collateral received by any Subsidiary Guarantor shall be held in trust for the Collateral Agent, segregated from other funds of the Subsidiary Guarantors in a separate deposit account containing only such proceeds and distributions, and shall forthwith upon receipt thereof be turned over to the Collateral Agent in the same form received (appropriately endorsed or assigned to the order of the Collateral Agent or in such other manner as shall be satisfactory to the Collateral Agent) and (ii) any and all such proceeds and distributions received by the Collateral Agent (whether from any Subsidiary Guarantor or otherwise), or any part thereof, may, in the sole discretion of the Collateral Agent, be held by the Collateral Agent in a separate account as Collateral hereunder and/or then or at any time or from time to time thereafter, be applied by the Collateral Agent against the Obligations (whether matured or unmatured) and related expenses, including attorney's fees as provided in Section 6.6 below.

                   6.5 Recourse. Each Subsidiary Guarantor shall, jointly and severally, pay or remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to satisfy the Obligations. Each Subsidiary Guarantor shall also be, jointly and severally, liable for all expenses of the Collateral Agent incurred in connection with collecting such deficiency, including, without limitation, the fees and disbursements of any attorneys employed by the Collateral Agent to collect such deficiency.

                   6.6 Expenses; Attorneys Fees. Each Subsidiary Guarantor shall, jointly and severally, pay or reimburse the Collateral Agent for all its expenses in connection with the exercise of its rights hereunder, including, without limitation, (i) all reasonable attorneys' fees and legal expenses incurred by the Collateral Agent and (ii) all filing fees and related expenses contemplated by Section 4.1 hereof. Expenses of retaking, holding, preparing for sale, selling or the like shall include the reasonable attorneys' fees and legal expenses of the Collateral Agent. All such expenses shall be secured hereby.

                   6.7 Limitation on Duties Regarding Preservation of
Collateral.

                            (a) The Collateral Agent's sole duty with respect to
the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account;

                            (b) The Collateral Agent shall have no obligation to
take any steps to preserve rights against prior parties to any Collateral; and

                            (c) Neither the Collateral Agent nor any of its
directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligations to sell or otherwise dispose of any Collateral upon the request of any Subsidiary Guarantor or otherwise, except with respect to actions taken or omitted with gross negligence, willful misconduct or in bad faith.

                   6.8 Cooperation of Other Subsidiaries. Each Subsidiary Guarantor shall cause any subsidiary that becomes a subsidiary after the date hereof to enter into a supplement to the subsidiary Security Agreement, pursuant to which such Subsidiary shall grant to the Collateral Agent for itself and the ratable benefit of the Holders and their respective successors and assigns, a continuing security interest in all of the Collateral then owned by such subsidiary or thereafter acquired or arising as security for the prompt and complete payment and performance in full of all the Obligations.


                                   ARTICLE VII

                                  MISCELLANEOUS

                   7.1 Indemnity. Each Subsidiary Guarantor agrees, jointly and severally, to indemnify, reimburse and hold the Collateral Agent and its officers, directors, employees, representatives and agents ("Indemnitees") harmless from any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs or expenses or disbursements (including reasonable attorneys' fees and expenses) for whatsoever kind or nature ("Losses") which may be imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Security Agreement or the transactions contemplated hereby, except to the extent that such Losses are caused by the gross negligence, willful misconduct or bad faith of such Indemnitees as determined by a final judgment of a court of competent jurisdiction. The obligations of each Subsidiary Guarantor under this Section shall be secured hereby, shall survive payment and performance or discharge of the Obligations and the termination of this Security Agreement and shall be joint and several with each of the other Subsidiary Guarantors.

                   7.2 Governing Law. THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS).

                   7.3 Notices. Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                   if to Discovery Zone (Canada) Limited:

                            Discovery Zone, Inc.
                            565 Taxtor Road, 5th Floor
                            Elmsford, New York  10523
                            Attn:  Chief Executive Officer
                            Telephone Number:  (914) 345-4500
                            Telecopy Number:   (914) 345-4527
                   with a copy to attn:       General Counsel
                                              Telecopy Number:  (914) 345-4516

                   with a copy to:

                            Shearman & Sterling
                            599 Lexington Avenue
                            New York, New York  10022
                            Attn:    Douglas P. Bartner, Esq.
                            Telephone Number:  (212) 848-4000
                            Telecopy Number:   (212) 848-7179


                   if to Discovery Zone (Puerto Rico), Inc.:

                            Discovery Zone, Inc.
                            565 Taxter Road, 5th Floor
                            Elmsford, New York 10523
                            Attn:    Chief Executive Officer
                            Telephone Number:  (914) 345-4500
                            Telecopy Number:   (914) 345-4527

                   with a copy to attn:       General Counsel
                                              Telecopy Number:  (914) 345-4516

                   with a copy to:

                            Shearman & Sterling
                            599 Lexington Avenue
                            New York, New York  10022
                            Attn:    Douglas P. Bartner, Esq.
                            Telephone Number:  (212) 848-4000
                            Telecopy Number:   (212) 848-7179

                   if to Discovery Zone Licensing, Inc.:

                            Discovery Zone, Inc.
                            565 Taxter Road, 5th Floor
                            Elmsford, New York 10523
                            Attn:    Chief Executive Officer
                            Telephone Number:  (914) 345-4500
                            Telecopy Number:   (914) 345-4527
                   with a copy to attn:       General Counsel
                                              Telecopy Number:  (914) 345-4516

                   with a copy to:

                            Shearman & Sterling
                            599 Lexington Avenue
                            New York, New York  10022
                            Attn:    Douglas P. Bartner, Esq.
                            Telephone Number:  (212) 848-4000
                            Telecopy Number:   (212) 848-7179

                   if to the Collateral Agent:

                            Firstar Bank of Minnesota, N.A.
                            101 East 5th Street
                            St. Paul, MN  55101
                            Attn:    Corporate Trust
                            Telephone Number:  (651) 229-2600
                            Telecopy Number:   (651) 229-6415


                   Each of the Subsidiary Guarantors and the Collateral Agent by written notice to each other such Person may designate additional or different addresses for notices to such Person. Any notice or communication to the Subsidiary Guarantors or the Collateral Agent shall be deemed to have been given or made as of the date so delivered if personally delivered; when answered back, if telexed; when receipt is acknowledged, if faxed; and five (5) calendar days after mailing if sent by registered or certified mail, postage prepaid (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

                   Any notice or communication mailed to a Holder shall be mailed to such Holder by first class mail or other equivalent means at such Holder's address as it appears on the registration books of the Registrar and shall be sufficiently given to such Holder if so mailed within the time prescribed.

                   Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

                   7.4 Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of each Subsidiary Guarantor, the Collateral Agent, all future holders of the Obligations and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Security Agreement without the prior written consent of the Collateral Agent.

                   7.5 Waivers and Amendments. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except in accordance with the terms of Article Nine of the Indenture. In the case of any waiver, each Subsidiary Guarantor and the Collateral Agent shall be restored to their former position and rights hereunder and under the outstanding Obligations, and any Default or Event of Default waived shall be deemed to be cured and not continuing, but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

                   7.6 No Waiver; Remedies Cumulative. No failure or delay on the part of the Collateral Agent in exercising any right, power or privilege hereunder and no course of dealing among the Subsidiary Guarantors and the Collateral Agent shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy which the Collateral Agent would otherwise have on any future occasion. The rights and remedies herein expressly provided are cumulative and may be exercised singly or concurrently and as often and in such order as the Collateral Agent deems expedient and are not exclusive of any rights or remedies which the Collateral Agent would otherwise have whether by security agreement or now or hereafter existing under applicable law. No notice to or demand on each Subsidiary Guarantor in any case shall entitle any Subsidiary Guarantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Collateral Agent to any other or future action in any circumstances without notice or demand.

                   7.7 Termination; Release. When the Obligations have been completely paid and performed in full in accordance with Article Eight of the Indenture, this Security Agreement shall terminate, and the Collateral Agent, at the request and sole expense of each Subsidiary Guarantor, and subject to and in accordance with the applicable terms of the Indenture, will execute and deliver to such Subsidiary Guarantor the proper instruments (including UCC termination statements) acknowledging the termination of this Security Agreement, and will duly assign, transfer and deliver to such Subsidiary Guarantor, without recourse, representation or warranty of any kind whatsoever, such of the Collateral and Securities as may be in possession of the Collateral Agent and that has not theretofore been disposed of, applied or released, all in accordance with the terms and conditions of the Indenture and other Collateral Documents. In addition, so long as no Default or Event of Default exists (with respect to a Released Interest other than in connection with the immediately preceding sentence), the Collateral Agent, at the request and sole expense of any Subsidiary Guarantor, will execute and deliver to such Subsidiary Guarantor the proper instruments to effect the release of the Released Interests in compliance with Section 10.05 of the Indenture.

                   7.8 Headings Descriptive. The headings of the several sections and subsections of this Security Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Security Agreement.

                   7.9 Severability. In case any provision in or obligation under this Security Agreement or the Obligations shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                   7.10 Counterparts. This Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Security Agreement by signing any such counterpart.

                   7.11 Trustee Capacity. In acting as Collateral Agent hereunder, the Collateral Agent shall benefit from and be entitled to all of the protections and benefits of the terms set forth in Article Seven of the Indenture.

                   7.12 Joint and Several Liability. Each of the Subsidiary Guarantors, on the date hereof or hereafter becoming a party hereto, shall be jointly and severally liable for the Obligations under the Subsidiary Guarantees and under this Security Agreement.

                   7.13 Subsidiary Guarantors' Indenture Obligations Absolute. The liability of each Subsidiary Guarantor under this Subsidiary Security Agreement shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by: any change in the time, place or manner of payment of all or any of such Subsidiary Guarantor's Obligations under the Indenture or the Notes, or in any other term of the Indenture, the Notes, the Subsidiary Pledge Agreement or any Subsidiary Guarantee, any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Indenture, the Notes, the Subsidiary Pledge Agreement or any Subsidiary Guarantee, or any assignment or transfer thereof; any lack of validity or enforceability, in whole or in part, of the Indenture, the Notes, the Subsidiary Pledge Agreement or any Subsidiary Guarantee; any furnishing of any additional security for the Indenture Obligations or any acceptance thereof or any release or nonperfection of any security interest in property; any limitation on any party's liability or obligations under the Indenture, the Notes, the Subsidiary Pledge Agreement or any Subsidiary Guarantee; any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Subsidiary Guarantor or any Person other than any Subsidiary Guarantor or any action taken with respect to this Subsidiary Security Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Subsidiary Guarantor shall have notice or knowledge of any of the foregoing; or any exchange, release or amendment or waiver of or consent to departure from any other agreement pursuant to which a Lien is created in favor of the Collateral Agent for the benefit of the Holder, pursuant to which a person other than a Subsidiary Guarantor has granted a security interest.

                   7.14 Intercreditor Agreements. Notwithstanding any term hereof to the contrary, the terms and conditions of this Subsidiary Security Agreement are in all respects subject to, and all rights and remedies of the parties hereunder shall be exercised only in accordance with, the terms, conditions, benefits and protections contained in the New Intercreditor Agreements.

                   IN WITNESS WHEREOF, the parties hereto have caused this Subsidiary Security Agreement to be duly executed and delivered as of the date first above written.


                            DISCOVERY ZONE (CANADA) LIMITED



                            By:  /s/ Scott W. Bernstein
                                 -----------------------------------------------
                                 Name:    Scott W. Bernstein
                                 Title:   President and Chief Executive Officer


                            DISCOVERY ZONE (PUERTO RICO), INC.



                            By:  /s/ Scott W. Bernstein
                                 -----------------------------------------------
                                 Name:    Scott W. Bernstein
                                 Title:   President and Chief Executive Officer


                            DISCOVERY ZONE LICENSING, INC.



                            By:  /s/ Scott W. Bernstein
                                 -----------------------------------------------
                                 Name:    Scott W. Bernstein
                                 Title:   President and Chief Executive Officer


                            FIRSTAR BANK OF MINNESOTA, N.A.,
                              as Collateral Agent


                            By:  /s/ Frank P. Leslie, III
                                 -----------------------------------------------
                                 Name:    Frank P. Leslie, III
                                 Title:   Vice President

STATE OF NEW YORK      )
                       )SS:
COUNTY OF NEW YORK     )

     On the 17th day of July, 1998 before me personally came Scott Bernstein, to me known, who being by me duly sworn, did depose and say that he is the President and CEO of DISCOVERY ZONE (CANADA) LIMITED, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                   /s/ Christine Dionne
                                   ---------------------------------------------
                                   Notary Public




STATE OF NEW YORK      )
                       )SS:
COUNTY OF NEW YORK     )

     On the 17th day of July, 1998 before me personally came Scott Bernstein, to me known, who being by me duly sworn, did depose and say that he is the President of DISCOVERY ZONE (PUERTO RICO), INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                   /s/ Christine Dionne
                                   ---------------------------------------------
                                   Notary Public

STATE OF NEW YORK      )
                       )SS:
COUNTY OF NEW YORK     )

     On the 17th day of July, 1998 before me personally came Scott Bernstein, to me known, who being by me duly sworn, did depose and say that he is the President and CEO of DISCOVERY ZONE LICENSING, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                   /s/ Christine Dionne
                                   ---------------------------------------------
                                   Notary Public

                                  SCHEDULE 3.1

                                   UCC FILINGS

A.       DISCOVERY ZONE LICENSING, INC.

State             Facilities Located        Filing Office
                  Within the Jurisdiction
                  of the Filing Office

____________      _______________________   _________________________________

New York          Corporate Office          Secretary of State
                                            UCC Division
                                            41 State Street
                                            2nd Floor
                                            Albany, NY 12231

                                                     and

                                            Westchester County Clerks Office
                                            Attn: UCC Recorder
                                            110 Dr. Martin Luther King Blvd
                                            White Plains, NY 10601

Nevada            State of Incorporation    Secretary of State
                                            UCC Division, Capitol Complex
                                            Secretary of State's Office
                                            Carson City, NV 89710


B.       DISCOVERY ZONE (PUERTO RICO), INC.

Filing locations to be provided by Axtmayer, Adsuar, Muniz & Goyco, P.S.C., local counsel to Initial Purchaser.

C.       DISCOVERY ZONE (CANADA) LIMITED

Filing locations provided by McCarthy Tetrault, local counsel to Initial Purchaser.

Ontario
Alberta
Manitoba

                                  SCHEDULE 3.3

                             LOCATION OF COLLATERAL


                                         LOCATION                               LANDLORD ADDRESS
  CORPORATION                      NUMBERS AND ADDRESSES                          INFORMATION
  -----------                      ---------------------                          -----------
Discovery Zone                 110 East Broward Blvd.                        Blockbuster Entertainment
Licensing, Inc.                Fort Lauderdale, FL 33301                     Att: Michael Victorson
                                                                             1201 Elm Street
                                                                             Dallas, TX 75270

Discovery Zone                 435                                           410-7 Power Contres Limited
(Canada) Limited               Power Center                                  c/o First Professional Mgmt., Inc.
                               150 W Dr. Unit 2A, Hwy 7 & 410                259 Yorkland Road, Ste. 300
                               Brampton, Ontario L6T4P9                      N. York, Ontario M2J5B2

Discovery Zone                 950                                           [SEE SCHEDULE 3.3A]
(Canada) Limited               360 Mayfield Common
                               Edmonton, Alberta T5P4K9

Discovery Zone                 951                                           [SEE SCHEDULE 3.3A]
(Canada) Limited               3414 Calgary Trail South, #400
                               Edmonton, Alberta T6J6RS

Discovery Zone                 952                                           Almahurst Holdings Limited
(Canada) Limited               Superstore Mall                               c/o Effort Trust Company
                               4380 Wellington Road South                    242 Main St., East
                               London, Ontario N6E2Z6                        Hamilton, Ontario L8N1H5

Discovery Zone                 953                                           65434 Manitoba Limited
(Canada) Limited               1320 Ellice Avenue, #3                        477 Westwood Drive
                               Winnipeg, Manitoba R36OE9                     Whinnipeg, Manitoba R3K1G5

Discovery Zone                 901                                           [SEE SCHEDULE 3.3A]
(Puerto Rico), Inc.            506 Truncado Street
                               Hatillo, PR  00659

Discovery Zone                 904                                           [SEE SCHEDULE 3.3A]
(Puerto Rico), Inc.            Plaza Center II
                               Munoz Marin Ave & Hwy. 30
                               Caguas, PR 00725

Discovery Zone                 905                                           [SEE SCHEDULE 3.3A]
(Puerto Rico), Inc.            9410 Los Romeros Avenue
                               San Juan, PR 00927


                                 SCHEDULE 3.3A

                                                    LANDLORD ADDRESS BOOK
                                                    ---------------------

FC                   LANDLORD                              ADDRESS
--                   --------                              -------
201    WHITE OAK-VINCENT PLACE ASSOC.        C/O PENCE FRIEDEL DEVELOPERS        1359 BEVERLY ROAD, SUITE 200
202    JOSEPH FAMIGHETTI, ESQ.               C/O KELLUM REALTY CORP.             ONE OLD COUNTRY ROAD, SUITE 400
204    NEW PLAN REALTY TRUST                 REAL ESTATE ADMINISTRATION          1120 AVENUE OF THE AMERICAS
208    TISANO REALTY, INC.                                                       30 SWEET BRIAR COURT
210    NASSAU MALL ASSOCIATES                C/O JEFFERY MANAGEMENT              7 PENN PLAZA, ROOM 618
213    SAUL SUBSIDIARY I LTD PRTNRSHP        C/O WINDHAM MANAGEMENT COMPANY      8401 CONNECTICUT AVENUE
214    GENERAL ELECTRIC CAPITAL CORP.        C/O KELLY & DUTCH                   217 MONTGOMERY STREET
215    CORPORATE PROPERTY INVESTORS          C/O ROCKAWAY TOWNSQUARE             ROUTE 80 & MT. HOPE AVENUE
216    BENDERSON DEVELOPMENT COMPANY         LEASE #46138                        570 DELAWARE AVENUE
217    MIDSTATE HYE, L.P.                    C/O GABRALLIAN ASSOC.               95 ROUTE 17
219    HARVRICH ASSOCIATES                   /CO GOODRICH ASSOCIATES MANAGMENT   560 SYLVAN AVENUE
220    HILL MANAGEMENT SERVICES INC.                                             9640 DEERCO ROAD
222    PIKE PARK PLAZA                       C/O MARYLAND FINANCIAL INVESTORS    9475 DEERCO ROAD, SUITE 302
223    GREECE TOWNE MALL, L.P.                                                   1265 SCOTTSVILLE ROAD
224    PREIT-RUBIN, INC., Agents for         C/O HUDSON ASSOCIATES, L.P.         ROUTE 440
225    KRT PROPERTY HOLDINGS, INC.           C/O KRANZCO REALTY TRUST            128 FAYETTE STREET
226    HARTFORD CREEK ASSOCIATES             DBA SOUTH HILLS MALL                1127 S. MANNHEIM ROAD, SUITE 212
227    PR NORTH DARTMOUTH MALL               C/O NORTH DARTMOUTH MALL            200 SOUTH BEND
228    FEDERAL REALTY INVESTMENT TRUST       DEPARTMENT 0930                     112 C. PARK AVENUE
229    ALBERT D. PIZIO TRUST B               C/O TORNATORE & CO., CPA's, P.C.    6075 E. MOLLOY ROAD
230    SOUTH FIELDS ASSOCIATES               C/O GIBRALTAR MANAGEMENT COMPANY    150 WHITE PLAINS ROAD
231    HC ATLANTIC DEVELOPMENT LP            C/O HC ATLANTIC DEVELOPMENT L.P.    393 TOTTEN POND ROAD
232    TYN LIMITED PARTNERSHIP               C/O BOSTON DEVELOPMENT ASSOC.       32 SOUTHWEST PARK
233    THE REALTY ASSOCIATES FUND, III, L.P. C/O R. WEINER & ASSOCIATES          1330 BOYLSTON STREET, SUITE 212
234    DANCROSS ASSOCIATES, L.P.             C/O WEINGARTEN PROPERTIES, INC.     ONE WYNNWOOD ROAD, SUITE 200
235    PAD II ASSOCIATES LIMITED PARTNERSHIP C/O KONOVER PROPERTY MANAGEMENT     2410 ALBANY AVENUE





FC         CITY           STATE      ZIP             PHONE      CONTACT
--         ----           -----      ---             -----      -------
201     MCLEAN             VA        22101       703  827-8300  ELISE KIPER
202     CARLE PLACE        NY        11514       516  741-8141  JOSEPH FAMIGHETTI
204     NEW YORK           NY        10036       212  869-3000  IRVING MARSHALL
208     STANFORD           CT        06905       203  322-9047  WILLIAM TISSANO
210     NEW YORK           NY        10001       212  563-6557  MAUREEN DAVIS
213     CHEVY CHASE        MD        20815       301  986-6000  BARBARA FISHER
214     SYRACUSE           NY        13090       315  422-3356  BILL DUTCH
215     ROCKAWAY           NJ        07866       212  421-8200  JOHN ARCHER
216     BUFFALO            NY        14202       716  886-0211  DON ROBINSON
217     PARAMUS            NJ        07652       201  845-4100  GERI REYNOLDS
219     ENGLEWOOD CLIFF    NJ        07632       201  816-9550  HOWARD GORDON
220     TIMONIUM           MD        21014       410  666-2388  SCOTT SYNDEL
222     TIMONIUM           MD        21093       410  337-2298  MAUREEN KNEALY
223     ROCHESTER          NY        14624       716  464-9400  FRED LAPPLE
224     JERSEY CITY        NJ        07304       201  432-0119  STEVE TRIVEDI
225     CONSHOHOCKEN       PA        19428       610  941-9292  CHRISTINE HIRSCHBUHL
226     WESTCHESTER        IL        60154       708  334-9242  DON BAKER
227     PHILADELPHIA       PA        19102       508  999-4535  LARRY TRACKMAN
228     WILLOW GROVE       PA        19090       215  657-8740  ED MCLAUGHIN
229     SYRACUSE           NY        13211       315  433-1585  WILLIAM PIZZIO
230     TARRYTOWN          NY        10591       914  631-6200  BARBARA QUIS
231     WALTHAM            MA        02154       781  890-1380  BRUCE LEADER
232     WESTWOOD           MA        02090       781  461-0660  ANN MORENO
233     CHESTNUT HILL      MA        02167       617  232-8900  CHRISTINE ROCCO
234     WYNNWOOD           PA        19606       610  896-9680  DUKE DAVIS
235     WEST HARTFORD      CT        06515       860  233-8635  DAN CHAREST


                                                    LANDLORD ADDRESS BOOK
                                                    ---------------------

FC                   LANDLORD                              ADDRESS
--                   --------                              -------
236    MARTIN RAPPAPORT                      dba UNION EQUITY REALTY             110 CHARLOTTE PLACE
239    OFFICE MAX, INC.                      REAL ESTATE ADMINISTRATION          3605 WARRENSVILLE CENTER ROAD
242    TRIANGLE V II, L.P.                   C/O MARK PROPERTIES                 1400 DOMINION TOWER
243    HILTON REALTY COMPANY OF PRINCETON    C/O PRINCETON ARMS                  194 NASSAU STREET
245    VAL-FORD REALTY, INC.                                                     1557 BROADWAY
246    MIDDLE VILLAGE ASSOCIATES                                                 1500 OLD NORTHERN BOULEVARD
247    PORT RICHMON ASSOCIATES               C/O BRYANT ASSET MANAGEMENT         2900 WESTCHESTER AVENUE
248    DEER PARK ASSOCIATES                  C/O SEYMOUR PIENKNY                 51 JOHN STREET
249    KINGS PLAZA                           SHOPPING CENTER AND MARINA          5100 KINGS PLAZA
254    BFG ASSOCIATES                        LEASE #46899                        570 DELAWARE AVENUE
256    CARLE PLACE ANNEX CO.                 C/O BASSER-KAUFMAN                  335 CENTRAL AVENUE
257    TURNPIKE REALTY TRUST                 C/O JOSEPH J. CARIGLIA, ESQUIRE     188 LINCOLN STREET
260    FASHION CENTER ASSOCIATES             C/O KRAVCO COMPANY                  234 MALL BOULEVARD
263    FAIRLESS HILLS S.C. ASSOCIATES                                            521 E. BALTIMORE PIKE
264    FG-85 ASSOCIATES                      LEASE #46122                        570 DELAWARE AVENUE
266    PCM PLAZA COMPANY                     C/O PYRAMID MANAGEMENT COMPANY      4 CLINTON SQUARE
267    GORDY MANAGEMENT, INC.                                                    105 N. DU PONT HIGHWAY
270    AMALGAMATED FINANCIAL GROUP, IX                                           1414 ATWOOD AVENUE
271    CENTURY INVESTMENT COMPANY                                                73 STATE STREET
273    KIMCO REALTY CORPORATION              C/O KIMCO DEVELOPMENT               4979 OLD STREET
301    NAPEROG LIMITED PARTNERSHIP           C/O BRAODCARE MANAGEMENT CO.        455 EAST ILLINOIS STREET, SUITE 570
303    MID AMERICA ASSET MANAGEMENT          C/O WESTMONT VILLAGE/SIDCOR         TWO-MID AMERICA PLAZA, SUITE
304    BMC REAL ESTATE ACQUISITIONS          C/O BONNIE MANAGEMENT CORPORATION   3400 DUNDEE ROAD, SUITE 108
306    GILBERT AVENUE ASSOCIATES                                                 2820 GILBERT AVENUE
308    ROSANA SQUARE                         C/O ROSANA SQUARE SHOPPING CENTER   909 TROOST
309    TRI-LAND PROPERTIES, INC.             LEASE ID (015-Z-4-3850)             ONE WESTBROOK CORPORATE STR., SUITE
                                                                                 520
310    CONTINENTAL SAWMILL, LTD. PTSHP       C/O DEVELOPERS DIVERSIFIED REALTY   34555 CHAGRIN BOULEVARD
311    NEW RONSTONE, L.L.C.                  C/O CNM MANAGEMENT ASSOCIATES       950 E. PACES FERRY ROAD, SUITE 200
313    THE COMMONS AT WILLOWBROOK, INC.      C/O TRAMMELL CROW COMPANY           1390 POST OAK BOULEVARD, SUITE 1800
315    NOLAND SOUTH DEVELOPMENT              911 MAIN STREET                     720 COMMERCE TOWER
317    TECH ONE ASSOCIATES                                                       200 MARSHALL DRIVE


FC         CITY           STATE      ZIP             PHONE      CONTACT
--         ----           -----      ---             -----      -------
236    ENGLEWOOD CLIFFS   NJ        07632       201  567-6633  INGRID NAGY
239    SHAKER HEIGHTS     OH        44122       216  921-6900  BRIAN J. BERN
242    NORFOLK            VA        23610       973  538-7111  KATHERINE WIDMARK
243    PRINCETON          NJ        08542       609  921-6060  MARIE PREISTOR
245    NEW YORK           NY        10036       212  398-6388  DAVID COHEN
246    ROSLYN             NY        11576       516  484-8800  MAX BRITTAN
247    PURCHASE           NY        10577       914  701-4300  DENNIS BRAUCHLE
248    BABYLON            NY        11703       516  557-6500  SEYMOUR PIENKY
249    BROOKLYN           NY        11234       718  253-6844  DANIEL PASSARELLO
254    BUFFALO            NY        14202       716  886-9487  AMANDA IANDUS
256    LAWRENCE           NY        11559       516  569-3700  KEVIN MCCABE
257    WORCESTER          MA        01605       508  791-2367  JOSPEH CARRIGILA, ESQ.
260    KING OF PRUSSIA    PA        19406       610  768-6327  ANNA THOMAS
263    MEDIA              PA        19063       610  627-0349  JERRY SODY
264    BUFFALO            NY        14202       716  886-0211  STEVEN GOODMAN
266    SYRACUSE           NY        13202       315  422-7000  GAYLE RENKERT
267    NEW CASTLE         DE        19720       302  322-3723  RALPH GORDY
270    JOHNSON            RI        02919       401  273-6800  HOLLIE WEIDELEL
271    SPRINGFIELD        MA        01103       413  785-1981  ANDRE COHEN
273    TREVOSE            PA        17402       717  394-0521  SUSAN MASONE
301    CHICAGO            IL        60611       312  836-5400  PAUL DIWOSKIN
303    OAKBROOK           IL        60181       630  954-7300  JOHN MARCONNET
304    NORTHBROOK         IL        60062       847  714-0605  DAVID LASKY
306    CINCINNATI         OH        45206       513  221-5600  TIMOTHY MACCONNELL
308    KANSAS CITY        MO        64106       816  842-0766  ANOTHONY PRIVITERA, II
309    WESTCHESTER        IL        60673       708  531-8210  JULIE DONAHUE

310    CHAGRIN FALLS      OH        44022       440  247-9852  BOB SEAWRIGHT
311    ATLANTA            GA        30326       770  869-2700  ANN CROWDER
313    HOUSTON            TX        77056       713  875-4141  JANICE MEINZER
315    KANSAS CITY        MO        64105       816  421-2963  CURTIS BLISS
317    CORAPOLIS          PA        15108       412  264-8385  JAMES JARRETT

                                                    LANDLORD ADDRESS BOOK
                                                    ---------------------

FC                   LANDLORD                              ADDRESS
--                   --------                              -------
319    MANASAS PROMENADE L.P.                C/O KRITI MANAGEMENT, INC.          345 EAST 37 STREET, SUITE 312
320    PACIFIC RETAIL TRUST                  C/O BANKERS TRUST COMPANY           10675 E. NORTH WEST HIGHWAY, SUITE 2630
321    SCOTT INVESTORS                       C/O WOLFF PROPERTIES                225 MERMEC AVENUE, SUITE 301
322    PRICE BAYBROOK, LIMITED               C/O TRANSWESTERN PROPERTY COMPANY   2754 BINGLE
324    EXTON PLAZA ASSOCIATES                C/O COM-DEL INTERNATIONAL LTD.      1 FRITCHIE PLACE
326    RANDALL BENDERSON 1993-1 TRUST        C/O BENDERSON DEVELOPMENT           570 DELAWARE AVENUE
332    HARBOR MADISON SQUARE                 C/H LIMITED PARTNERSHIP             2555 SOUTH TELEGRAPH
335    ALLIED DISTRICT PROPERTIES, L.P.      C/O KLAFF REALTY, L.P.              111 WEST JACKSON BOULEVARD
342    SOUTHERN CENTERS                      C/O ROGER MILLER                    18679 SE FEDERAL HIGHWAY
345    SILVER SPRINGS, INC.                  C/O G.V. COMMERCIAL, LP.            901 N. VALLEY GREEN ROAD, SUITE 200
358    PERLIS CORPORATION                    C/O LAMAR J. PERLIS                 622 EAST SIXTEENTH AVENUE
362    LEWIS HOMES MANAGEMENT CORPORATION    C/O PROPERTY MANAGEMENT DEPARTM.    1156 NORTH MOUNTAIN AVENUE
403    S.L. NUSSBAUM REALTY COMPANY          ONE COMMERCIAL PLACE                1000 NATIONSBANK CENTER
404    KIMCO REALTY CORPORATION              TENANT # 692-5                      3333 HYDE PARK ROAD
405    TALISMAN KNOXVILLE, L.L.C.                                                1500 SAN REMO AVE. STE. 185-A
406    RCP-1                                 C/O RICHARDSON CORP                 701 GREEN VALLEY ROAD, SUITE 300
407    SEVENTH SKYLINE ASSOCIATES            C/O CHARLES E. SMITH, MGMT INC.     2345 CRYSTAL DRIVE
408    K-MART CORP.                          INTERNATIONAL HEADQUARTERS          3100 WEST BIG BEAVER ROAD
409    VERDAE PROPERTIES, INC.               C/O CAINE COMPANY                   111 WILLIAMS STREET
410    MARX'S REALTY & IMPROVEMENT           C/O MADISON MALL SHOPPING CTR       708 THIRD AVENUE, 15TH FLOOR
413    KONOVER MOBILE FESTIVAL CENTER        C/O KONOVER & ASSOCIATES SOUTH, INC.7000 WEST PALMETTO ROAD, SUITE 405
415    GRABER INVESTMENTS                    C/O STANLEY GRABER                  4646 POPLAR AVENUE, SUITE 245
416    MACERICH REAL ESTATE COMPANY          C/O ANNAPOLIS MANAGEMENT CO.        170 JENNIFER ROAD, SUITE 330
417    MACERICH STONEWOOD                    C/O STONEWOOD CENTER MALL           251 STONEWOOD STREET
418    ECTC, LLC                             C/O ESSIX REALTY MANAGEMENT, INC.   3146 REDHILL AVENUE, SUITE 150
420    THE ORANGEFAIR COMPANY, L.L.C.        C/O MIDLAND LOAN SERVICES, L.P.     433 NORTH CAMDEN DRIVE, SUITE 725
428    FALLBROOK MALL                        C/O GENERAL GROWTH PROPERTY MAN     110 NORTH WACKER DRIVE
430    BARNES & NOBLE, INC.                                                      122 FIFTH AVENUE
431    HEITMAN PROPERTIES OF MICHIGAN LTD.   C/O MILL CREEK DEVELOPMENT CENTER   3341 SOUTH LINDEN BOULEVARD
433    CORDOVA COMMONS                       C/O CNM ASSOCIATES                  6301 WEST CYPRESS STREET, SUITE 202
435    410-7 POWER CONTRES LIMITED           C/O FIRST PROFESSIONAL MGT., INC.   259 YORKLAND ROAD, SUITE 300


FC         CITY           STATE      ZIP             PHONE      CONTACT
--         ----           -----      ---             -----      -------
319    NEW YORK           NY        10016       212  699-3530  DAVIDSON WILLIAMS
320    DALLAS             TX        76238       214  696-9500  SANDI LANDRI
321    ST. LOUIS          MO        63105       314  727-9800  STEPHAN WOLFF
322    HOUSTON            TX        77055       213  937-8200  LINDA SALISBURY
324    VALLEY STREAM      NY        11580       516  825-2663  ROGER A. WHYMAN
326    BUFFALO            NY        14202       716  878-9487  STEVEN GOODMAN
332    BLOOMFIELD HILLS   MI        48302       248  332-4444  BRUCE MEASOM
335    CHICAGO            IL        60604       312  360-1234  RENEE EPSTEIN
342    TEQUESTA           FLA       33469       561  743-0014  CHRISTOPHER AUSTIN
345    HENDERSON          NV        89193       702  458-8855  NATALIE ALLRED
358    CORDELE            GA        31015       912  276-1491  SUE DEES
362    UPLAND             CA        91785       909  989-2332  SARA BOMBARDIER
403    NORFOLK            VA        23510       757  627-8611  RICK JACOBSON/FAYE CLAYTON
404    NEW HYDE PARK      NY        10042       516  869-9000  PAT CALLAN
405    CORAL GABLES       FL        33146       305  662-9559  THOMAS SAWYER
406    GREENSBORO         NC        27402       910  275-0911  BILL PHIPPS, CPM
407    ARLINGTON          VA        22202       703  769-1121  JANICE PRICHET
408    TROY               MI        48084       248  643-5128  JOAN PAPPAS
409    GREENVILLE         SC        29602       864  250-2800  REX JONES
410    NEW YORK           NY        10017       212  557-1400  ROBERT ALTSCHULER
413    BOCA RATON         FL        33433       561  394-4224  JULIAN TRUSSELL
415    MEMPHIS            TN        38117       901  682-2555  STANLEY GRABER
416    ANNAPOLIS          MD        21401       410  224-3700  MELINDA BEDNARIK
417    DOWNEY             CA        90241       562  861-9233  GLORIA ABRAMS
418    COSTA MESA         CA        92626       714  540-5188  LINDA WEBBER
420    BEVERLY HILLS      CA        90210       310  278-2036  ADEL RAPHAEL
428    CHICAGO            IL        60606       818  340-5871  NICOLE KELLY/VINCE CINTRINO
430    NEW YORK           NY        10011       212  633-3376  JEAN BOLLERMAN
431    FLINT              MI        48507       810  732-4000  JULIE GINGELL
433    TAMPA              FL        33607       813  281-8887  BILL PHILIPS
435    NORTH YORK         ON        M2J5B2      416  493-9112  EMILY DI-TRANI

                                                    LANDLORD ADDRESS BOOK
                                                    ---------------------

FC                   LANDLORD                              ADDRESS
--                   --------                              -------
436    CASUAL WEAR, INC.                     C/O JUST FOR FEET                   3460 GALLERIA CIRCLE
437    PAINEWEBBER QUALIFIED PLAN            C/O EDENS & AVANT                   1901 MAIN STREET
438    FRENCH RIVIERA HEALTH SPA, INC.                                           3908 VETERANS BLVD
438    LATTER & BLUM PROPERTY                MANAGEMENT, INC.                    800 COMMON STREET, STE. 1000
439    PARKWAY VILLAGE SHOPPING CENTER       C/O EDENS & AVANT FINANCING II, L.P.1901 MAIN STREET
442    RRC FL THREE, INC.                    C/O REGENCY RLTY/CARRIAGE GATE      24488 BRANDON BOULEVARD
443    JANAF ASSOCIATES LTD PARTNER.         C/O BANKERS TRUST FOR NOMURA/JAN    5900 E. VIRGINIA BEACH BLVD., SUITE 100
450    TOWNLINE SQUARE, L.P.                 C/O THE MATTIACE COMPANY            1818 CRANE RIDGE DRIVE
451    PERRY S. ALTERMAN, TRUSTEE            C/O CUMBERLAND REAL ESTATE          333 SANDY SPRINGS CIRCLE #227
452    SEYMOUR N. LOGAN ASSOCIATES           C/O MARTIN FISHMAN                  29 SOUTH LASALLE STREET, SUITE 705
453    LAKEWOOD MALL SHOPPING                C/O LAKEWOOD MALL BUSINESS CTR.     500 LAKEWOOD CENTER MALL
454    COLONIAL PROPERTIES, INC.             INTERSTATE PARK CENTER              2000 INTERSTATE PARK DRIVE, SUITE 103
455    FOURTEEN MILE & HAGGERTY              C/O THE ROSIN COMPANY               1577 N. WOODWARD AVENUE, SUITE 240
456    STANLEY R. GUMBERG, TRUSTEE           C/O J.J. GUMBERG COMPANY            1051 BRINTON ROAD
458    KIMCO REALTY CORPORATION              C/O CONCORDIA LAFAYETTE, L.L.C.     3333 NEW HYDE PARK ROAD
461    CORONA HILLS MARKET PLACE             C/O GATLIN DEVELOPMENT              12625 HIGH BLUFF DRIVE, SUITE 304
463    FAYETTEVILLE MORGANTON ASSOCIATES     C/O JDN REALTY CORPORATION          359 EAST PACES FERRY ROAD, N.E.
465    KRAUSZ ENTERPRISES                    C/O KRAUSZ COMPANY                  651 GATEWAY BOULEVARD, SUITE 101

474    HARRIET STONE                         C/O LAS TIENDAS SHOPPING CENTER     6566 RIDGE MANOR ROAD
475    SEATTLE FIRST NATIONAL BANK           C/O NORTHWESTERN TRUST & INVEST     1201 THIRD AVENUE, 20TH FLOOR
477    WALDVOGEL, POE & CRONK                800 PROFESSIONAL ARTS BUILDING      30 W. FRANKLIN ROAD
478    FEDERAL REALTY INVESTMENT TRUST       DEPT 0930                           1626 JEFFERSON STREET
480    PLAZA WEST COVINA LLC                 C/O WESTFIELD CORPORATION, INC.     11601 WILSHIRE BOULEVARD, 12TH FLOOR
481    ANTELOPE VALLEY ZONE                  C/O JEROME WHITE                    10801 NATIONAL BLVD., SUITE 600
501    MILTON BONIUK M.D.                    C/O MILA PROPERTIES                 2416 GRESNER
502    INTERCITY INVESTMENT PROPERTY                                             4301 WESTSIDE DRIVE #100
504    6464 T-W ASSOCIATES, L.P.             C/O WULFE MANAGEMENT SVCS., INC.    11 GREENWAY PLAZA, STE. #1700
506    TANDY CORPORATION                     C/O VIDEO CONCEPTS/MCDUFFS          300 W. 3RD STREET, STE. 4
511    PROPERTY TEXAS SC ONE CORP.           C/O TRANSWESTERN PROPERTY CO.       100 EAST FIFTEENTH, SUITE 115
513    NCC-SAND HILL                         C/O NIKKO CAPITAL CORP              3961 MACARTHUR BLVD., STE 105
514    NORMANDY VILLAGE                                                          1821 EAST HAMMER LANE, SUITE E


FC         CITY           STATE      ZIP             PHONE      CONTACT
--         ----           -----      ---             -----      -------
436    BIRMINGHAM         AL        35244       205  408-3000  DORIS SEWELL
437    COLUMBIA           SC        29202       803  779-4420  DUSTY RHODES
438    MATARIE            LA        70001       504  454-5855  REYNOLD RICE
438    NEW ORLEANS        LA        70112       504  544-7025  JEFF LAUFER
439    COLUMBIA           SC        29202       803  779-4420  NATALIE WRIGHT
442    BRANDON            FL        33509       904  356-7000  PAM T. ASHE
443    NORFOLK            VA        23510       757  461-4954  SANDI MARAGONI
450    JACKSON            MS        39216       601  982-1818  WAYNE PRICE/ANDREW MATTICE
451    ATLANTA            GA        30328       404  252-0440  PERRY ALTERMAN
452    CHICAGO            IL        60603       312  782-6008  MARTIN FISHERMAN
453    LAKEWOOD           CA        90714       562  633-0437  SEAN THOMPSON
454    MONTGOMERY         AL        36109       334  270-6727  HANK ESCAVAGE
455    BLOOMFIELD HILLS   MI        48034       248  645-5400  ROBERT GALPERIN
456    PITTSBURGH         PA        15221       412  244-4000  KIMBERLY A. BROWN
458    NEW HYDE PARK      NY        11042       616  869-9000  TOM MEREDITH
461    SAN DIEGO          CA        92130       619  793-2850  THOMAS SHERBONDY
463    ATLANTA            GA        30305       704  376-0524  CONNIE CLUDERAY
465    SOUTH SAN          CA        94083       415  871-5600  AMOS KRAUSZ
       FRANCISCO
474    SAN DIEGO          CA        92120       619  582-9574  HARRIET STONE
475    SEATTLE            WA        98101       206  442-6403  MARY ANN KELEHER
477    ROANOKE            VA        24011       540  982-2444  SHERRY LAWRENCE
478    ROCKVILLE          MD        20852       301  998-8100  PAT ARNONE
480    LOS ANGELES        CA        90064       818  960-1881  GENERAL COUNSEL
481    LOS ANGELES        CA        90064       310  474-9534  JEROME WHITE
501    HOUSTON            TX        77080       713  984-8300  BENJAMIN HERSHORN
502    DALLAS             TX        75209       214  520-2565  SUSAN NEWPORT
504    HOUSTON            TX        77046       713  621-1700  TARYN OLIVER
506    FORT WORTH         TX        76102       817  390-3818  LEASE ADMINISTRATION
511    FORT WORTH         TX        76102       817  877-4044  ANGELIQUE GUELLO
513    NEWPORT BEACH      CA        92660       714  852-0651  LEONARD LEPERA
514    STOCKTON           CA        95210       209  474-0991  ALAN BAILEY

                                                    LANDLORD ADDRESS BOOK
                                                    ---------------------

FC                   LANDLORD                              ADDRESS
--                   --------                              -------
516    DAYJAY ASSOCIATES                     C/O GENERAL GROWTH PROPERTIES, INC. 110 NORTH WACKER DRIVE
517    SOLLCO, L.L.C.                        C/O SANDITEN INVESTMENTS, LTD.      3314 EAST 51 STREET, SUITE 207K
518    CITADEL CROSSING ASSOCIATES           C/O THE SUMMIT COMMERCIAL GROUP     101 NORTH CASCADE AVE., SUITE 410
521    MCNEIL REAL ESTATE MGMT., INC.        SOUTH POINTE SHOPPING CENTER        26 WEST DRY CREEK CIRCLE #150
522    K-GAM BROADWAY WILMOT, L.L.C.         C/O KIVEL REALTY INVESTMENTS        6061 EAST BROADWAY, SUITE 130
523    NAOMI BUJULIAN                        C/O JOAN KEVORKIAN                  6179 N. PALM AVENUE
524    FRANKLIN TOWNE PLAZA II               C/O HAWKINS SMITH MANAGEMENT, CO.   8645 W. FRANKLIN ROAD
525    RANDALL'S PASADENA                    C/O TRANSWESTERN PROPERTY COMPANY   6671 SOUTHWEST FREEWAY, SUITE 200
526    COMMONWEALTH EQUITY TRUST             C/O PEREGRINE REAL ESTATE           1300 ETHAN WAY, SUITE 200
527    BEVERLY & HENRY ROWEN                 C/O LIBERTY PROPERTY MANAGEMENT     1230 E. ORANGEBURG AVENUE, SUITE C
532    FAR NORTH SHOPPING CENTER             C/O LEWINGER HAMILTON, INC.         2340 MANAUL NE SUITE 200
541    EQUITY DEVELOPMENT CORPORATION        P.O. BOX 519                        519 GIBSON STREET
542    CROSSROADS SOUTH SHOPPING CENTER      C/O ALLEN GANN                      ONE HORTH HUDSON, SUITE 140
544    9801 GB ASSOCIATES, L.L.C.            C/O STEINER EQUITIES GROUP, L.L.C.  75 EISENHOWER PARKWAY
546    DT LAND GROUP, INC.                   C/O TRIANGLE II PARTNER, LTD.       9901 CAPITAL OF TEXAS HIGHWAY N. #230
547    WAIKELE PREMIUM OUTLETS               C/O CHELSEA GCA REALTY PARTNERSHIP  103 EISENHOWER PARKWAY
549    BOYER PLAZA 5400 ASSOCIATES           C/O THE BOYER COMPANY               127 SOUTH 500 EAST, SUITE 100
552    TANDY CORPORATION                     C/O VIDEO CONCEPTS/MCDUFFS          300 W. 3RD STREET, STE. 4
553    ROANS PRARIE DEVELOPMENT CORP.        C/O FERTITTA REALTY                 P.O. BOX 12400
554    MTV REAL ESTATE L.P.                  C/O ROBERT MOORE                    3600 WEST MAIN STREET, STE. 150
555    WAL-MART STORES, INC.                 LEASE #17848-608                    2001 SOUTHEAST 10TH STREET
556    BROOKHILL III LTD LIABILITY CO.       C/O SULLIVAN HAYES                  1001 LINCOLN STREET, SUITE 100
559    K.V. ASSOCIATES                       C/O SC MANAGEMENT COMPANY           2189 F.M. 1960 WEST, SUITE 227
560    SUNSET-RENEE PROPERTIES               C/O JOSEPH R. FOX                   2265 McGILCRIST STREET, SUITE 200
561    MCCARTHY RANCH MANAGEMENT ACCT        C/O HUNTER PROPERTY                 20725 VALLEY GREEN DR. #100
563    PACIFIC RETAIL TRUST                  C/O WOODSIDE CENTRAL PLAZA          10675 E. NORTHWEST HIGHWAY, SUITE 2630
565    GATEWAY MALL                          C/O GENERAL GROWTH MANAGEMENT       110 NORTH WACKER DRIVE
566    STERIK COMPANY                        C/O AUBURNDALE PROPERTIES, INC.     372 WASHINGTON STREET
571    THE CAFARO NORTHWEST PRTNRSHP         C/O VANCOUVER PLAZA                 2445 BELMONT AVENUE
716    D & S REALTY COMPANY                                                      8255 EAST WASHINGTON STREET
720    R.D. MERRILLVILLE ASSOC., L.P.        C/O ACADIA MANAGEMENT, LLC          805 THIRD AVENUE, 9TH FLOOR



FC         CITY           STATE      ZIP             PHONE      CONTACT
--         ----           -----      ---             -----      -------
516    CHICAGO            IL        60606       405  755-6530  KELLY HASSEL
517    TULSA              OK        74135       918  742-2471  SAM STEEL
518    COLORADO SPRINGS   CO        80903       719  520-1000  CINDY ROSE
521    LITTLETON          CO        80120       303  798-9710  KEN MAUGHAN
522    TUCSON             AZ        85711       520  747-7576  JULIE NILES
523    FRESNO             CA        93704       209  439-8130  JOAN KEVORKIAN
524    BOISE              ID        83709       208  376-8521  PEGGY MOYER
525    HOUSTON            TX        77074       713  270-3346  KATHY QUINN
526    SACRAMENTO         CA        95825       916  929-8244  YVETTE DEGUERO
527    MODESTO            CA        95350       209  576-0934  REGINA LIPSCOMB
532    ALBUQUERQUE        NM        87107       505  884-8900  BRETT CAMPBELL
541    SEAGOVILLE         TX        75159       972  287-2570  DEBBIE SMITH
542    OKLAHOMA CITY      OK        73102       405  843-7474  ALLEN GANN
544    ROSELAND           NJ        07068       201  228-5800  ELEASTER L. SMILEY
546    AUSTIN             TX        78766       512  338-4755  DIANNE SWEENEY
547    ROSELAND           NJ        07068       973  403-3169  BARBARA VASLEINKO
549    SALT LAKE CITY     UT        84102       801  521-4781  MARC CALL
552    FORT WORTH         TX        76102       817  390-3818  RENT ACCONTING
553    BEAUMONT           TX        77726       409  839-4428  MARK FERTITTA
554    NORMAN             OK        73072       405  329-2252  GAIL GOMEZ
555    BENTONVILLE        AR        27212       501  204-0203  SANFORD SMITH
556    DENVER             CO        80203       303  534-0900  BRENDA JOHNSON
559    HOUSTON            TX        77090       281  537-9066  BILL MEHERNS
560    SALEM              OR        97302       603  581-8900  ROSE DOHENY
561    CUPERTINO          CA        95014       408  255-4100  CATHERINE PERRINO
563    DALLAS             TX        75238       510  935-5900  JENNY STACK
565    CHICAGO            IL        60606       541  747-6294  ROBERT BUCHANAN
566    WELLESLEY          MA        02181       781  431-2600  CHRISTINE FELIX
571    YOUNGSTOWN         OH        44504       330  747-2661  ROGER GUGUCELLO
716    CHAGRIN FALLS      OH        44023       216  543-2700  DON SCHNEDIER
720    NEW YORK           NY        10022       212  421-8830  JOSEPH NAPOLITANO

                                                    LANDLORD ADDRESS BOOK
                                                    ---------------------

FC                   LANDLORD                              ADDRESS
--                   --------                              -------
725    NOUR MANAGEMENT CO.                                                       4269 PEARL RD., SUITE 401
731    CROSSROADS SQUARE SHOPPING CTR        C/O LAT PURSER FLORIDA              6230-7 ST. AGUSTINE ROAD
732    PHOENIX HOME LIFE MUTUAL INS.         C/O GRUBB & ELLIS MANAGEMENT SRVC   1350 EUCLID AVENUE, SUITE 300
733    UNIVERSITY PARK, A JOINT VENTURE      C/O COLONIAL PROPERTIES             130 UNIVERSITY PARK DRIVE, SUITE 125
734    SHOPPING CENTER EQUITIES, INC.        C/O SLEISMAN ENTERPRISES, INC.      4347-10 UNIVERSITY BLVD SOUTH
736    BRADLEY FINANCING LTD. PARTNERSIHP    C/O BANK OF AMERICA                 5852 CRAWFORDSVILLE ROAD
738    AEGON USA REALTY MANAGEMENT                                               4333 EDGEWOOD ROAD NE
739    VULCAN PROPERTIES                     C/O UNITED PROPERTIES (YORK)        3500 WEST 80TH STREET
740    HASAM REALTY LIMITED, d/b/a DIPLOMATT C/O TERRANOVA CORPORATION           1200 BRICKELL AVENUE, SUITE 1500
       MALL
745    TAYLORHURST ASSOCIATES                C/O HAGAN PROPERTIES                11901 BRINLEY AVE., SUITE 100
746    DUKE REALTY L.P.                      C/O DUKE REALTY INVESTMENT, INC.    8888 KEYSTONE CROSSING, SUITE 1200
750    STOLTZ MGMT. OF DELAWARE, INC.        AGENT FOR LSOF CYNWYD, L.P.         725 CONSCHOHOKEN STATE ROAD
751    DEVELOPERS DIVERSIFIED FINANCIAL      C/O THE HERITAGE                    34555 CHAGRIN BLVD.
       COMPANY
753    CAPITOL LAND COMPANY                  P.O. BOX 419121                     11850 STUDT
754    BRADLEY REAL ESTATE, INC.             C/O GRANDVIEW PLAZA                 62 GRANDVIEW PLAZA
755    DIM PINES LIMITED                     C/O DANEBELT GROUP, INC.            1650 S.E. 17TH ST., SUITE 310
759    SIMON PROPERTY (ILLINOIS L.P.)        C/O SIMON DEBARTOLO GROUP           115 WEST WASHINGTON STREET
760    FLYNN & ZINKAN REALTY COMPANY         INDIANA GENERAL PARTNERSHIP         36 S PENNSYLVANIA SUITE 750
761    COLUMBUS JOINT VENTURE                C/O SIMON DEBARTOLO GROUP           115 WEST WASHINGTON STREET
763    MADISON PLAZA LTD. PARTNERSHIP        C/O BRADLEY REAL ESTATE, INC.       10910 N. PORT RICHMOND ROAD
764    APPLETON SHOPS LIMITED                C/O CHASE PROPERTIES                25825 SCIENCE PARK DRIVE, SUITE 355
769    1995 BATTLEFIELD PLAZA L.P.           C/O GUARDIAN INVESTORS, INC.        8023 E. 63RD PLACE, SUITE 730
771    NATIONAL AMUSEMENTS, INC.                                                 200 ELM STREET
779    NEW PLAN REALTY TRUST                                                     1120 AVENUE OF THE AMERICAS
780    RMS INVESTMENT CORPORATION            C/O PROPERTY MANAGEMENT             1650 TERMINAL TOWER, 50 PUBLIC SQUARE
785    MARKLAND PLAZA                        C/O SIMON PROPERTY GROUP            115 WEST WASHINGTON STREET
787    BRADLEY FINANCING LTD. PRTNRSHP       SHERIDAN VILLAGE SHOPPING CNTR      7630 N. BARRINGTON ROAD
788    MONROEVILLE MALL                      C/O TURNBERRY ASSOCIATES            1972 SOUTH UNIVERSITY DRIVE
792    SCHONINGER SHOPPING CENTERS LIMITED                                       3225 AVIATION AVENUE, SUITE 700
795    WILC/ASHWAUBENON LTD., PRTNRSHP       C/O MLG MANAGEMENT LLC              13400 BISHOPS LANE, SUITE 100
796    SCHOTTENSTEIN MANAGEMENT CO.                                              1798 FREBIS AVENUE




FC         CITY           STATE      ZIP             PHONE      CONTACT
--         ----           -----      ---             -----      -------
725    CLEVELAND          OH        44109       216  398-4632  GEORGE GADD
731    JACKSONVILLE       FL        32217       904  268-9772  THERESA GRASSOFF
732    CLEVELAND          OH        44115       216  623-4060  KAREN LEHNECKER
733    WINTER PARK        FL        32792       407  677-1112  DIANNE HUGHES
734    JACKSONVILLE       FL        32216       904  731-8806  TRACIA LUTEN
736    SPEEDWAY           IN        46224       317  243-8219  TOM WELLMAN
738    CEDAR RAPIDS       IA        52499       319  398-8559  JEFF BOHR
739    MINNEAPOLIS        MN        55431       612  893-7537  NANCY MILLER
740    MIAMI              FL        33131       305  754-7540  MAYRA GOZMAN

745    LOUISVILLE         KY        40243       502  245-8800  DON EHLERS
746    INDIANAPOLIS       IN        46266       317  846-4700  SCOTT S. LACY
750    BALA CYNWDY        PA        19004       610  667-5800  MICHEAL MOSS
751    CHARAGRIN FALLS    OH        44022       216  247-4700  BILL READ

753    ST. LOUIS          MO        63141       314  991-8900  ROSE WAGSTAFF
754    FLORRISANT         MO        63033       888  790-4177  RON A. CANTES
755    FORT LAUDERDALE    FL        33316       954  467-6543  BRIAN MARK
759    INDIANAPOLIS       IN        46204       317  263-2289  CINDY PARISH
760    INDIANAPOLIS       IN        46204       317  634-6002  KELLY FLYNN
761    INDIANAPOLIS       IN        46204       317  263-2283  PATTY HOLDER
763    MEQUON             WI        53092       608  251-6400  WILLIAM R. READ
764    BEACHWOOD          OH        44122       216  464-6626  REGINA SEIGAL
769    TULSA              OK        74133       918  254-8116  MARTHA BRIGHT
771    DEAHAM             MA        02026       781  461-1600  TARYN WARREN
779    NEW YORK           NY        10036       212  869-3000  IRVING MARSHALL
780    CLEVELAND          OH        44113       216  621-6060  BARBARA TACKES
785    INDIANAPOLIS       IN        46204       317  263-2289  CINDY ROSE
787    HANOVER PARK       IL        60103       630  736-7200  NANCY L. ROYCE
788    DAVIE              FL        33324       954  423-2734  SOL BANKOLE
792    COCONUT GROVE      FL        33133       305  860-8558  RITA SIVARO
795    BROOKFIELD         WI        53005       414  797-9400  GARY G. KNOWSKI
796    COLUMBUS           OH        43206       614  445-8461  RUTH GROSS


                                                    LANDLORD ADDRESS BOOK
                                                    ---------------------

FC                   LANDLORD                              ADDRESS
--                   --------                              -------
797    DEVELOPERS DIVERSIFIED FINANCIAL      C/O THE HERITAGE                    34556 CHAGRIN BLVD.
       COMPANY
801    GSG PROPERTIES LLC                    C/O HARRY S. SHAFFER                401 S. LAFAYETTE BOULEVARD
802    SPI XI, L.P.                          C/O JAMESTOWN MANAGEMENT CORP       2727 PACES FERRY RD., BLDG 2, SUITE 1600
803    CRESKE CORPORATION                    CEDAR CREEK FACTORY STORES          10101 MARKET STREET, SUITE 840
804    MARRERO LAND & IMPROVEMENT            ASSOCIATION                         5201 WESTBANK EXPRESSWAY
811    MONTGOMERY PLAZA                      C/O TRAMMELL CROW COMPANY           4575 SAN MATEO BOULEVARD NE SUITE I
812    JEHA FAMILY TRUST                                                         318 DIABLO RD, SUITE 250
901    H T VENTURES, S.E.                    WOODLAKE PROFESSIONAL CENTER        3900 WOODLAKE BLVD., SUITE 307
904    FW CAGUAS RETAIL JOINT VENTURE        C/O RD MANAGEMENT CORP.             810 SEVENTH AVENUE, 28TH FLOOR
905    VORNADO MONEHIEDRAS ACQUISITIONS, L.P.C/O VORNADO REALTY TRUST            66 LONG WHARF
950    GREAT PACIFIC INDUSTRIES, INC.        C/O OVERWAITEA FOOD GROUP           19890 92A AVENUE
951    ERNST & YOUNG INC.                    C/O GATEWAY PLAZA                   10060 JASPER AVENUE
952    ALMAHURST HOLDINGS LIMITED            C/O EFFORT TRUST COMPANY            242 MAIN STREET EAST
963    65434 MANITOBA LTD.                                                       477 WESTWOOD DRIVE
71905  M. KAMENSTEIN, INC.                                                       565 TAXTER ROAD, FIFTH FLOOR
71915  RAND INDUSTRIES REALTY NO. 101 L.P.                                       2240 S.W. 70 AVENUE, SUITE H



FC         CITY           STATE      ZIP             PHONE      CONTACT
--         ----           -----      ---             -----      -------
797    CHARAGIN FALLS     OH        44022       216  247-4700  BILL READ

801    SOUTH BEND         IN        46634       219  237-4988  HARRY SHAFFER
802    ATLANTA            GA        30339       770  805-1000  LISA THOMAS
803    MOSINEE            WI        54455       715  359-3121  LARRY MCCUSKER
804    MARRERO            LA        70022       504  341-1635  GARY GUIDRY
811    ALBUQUERQUE        NM        87109       505  881-3100  LINDA REETZ
812    DANVILLE           CA        94526       510  820-2110  RICHARD JEHA
901    LAKE WORTH         FL        33463       561  963-8400  KEITH WILKELM
904    NEW YORK           NY        10019       212  265-6600  RAFAEL DE GUZMAN
905    BOSTON             MA        02110       617  726-1500  COLLEEN COTTER
950    LANGLEY            BC        V3A 4P8     604  888-8565  MICHEAL FONG
951    EDMONTON           AB        T5J 3R8     403  441-4680  SHAWNA BIRCH
952    HAMILTON           ON        L8N 1H5     905  528-8956  LIZ ODDI
963    WINNIPEG           MB        R3K 1G5     204  786-5981  MICHEAL BEWZA
71905  ELMSFORD           NY        10523       914  785-8019  BOB GALANTE
71915  DAVIE              FL        33317       954  370-3317  KATHY COOK

                                        7